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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


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                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): February 17, 2004

                             RELIANT RESOURCES, INC.
             (Exact Name of Registrant as Specified in its Charter)


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
          DELAWARE                                 1-16455                              76-0655566
(State or Other Jurisdiction              (Commission File Number)                     (IRS Employer
      of Incorporation)                                                             Identification No.)


                       1000 MAIN STREET
                        HOUSTON, TEXAS                                            77002
           (Address of Principal Executive Offices)                            (Zip Code)


       Registrant's telephone number, including area code: (713) 497-3000



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ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.


Attached hereto as Exhibit 99.1 and incorporated by reference herein is the text of Reliant Resources, Inc.'s announcement of its earnings for the annual period ended December 31, 2003.

The information in this Item 12 is being furnished, not filed. Accordingly, the information in this Item 12 will not be incorporated by reference into any registration statement filed by Reliant Resources, Inc. under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference. The furnishing of the information in this report is not intended to, and does not, constitute a determination or admission by Reliant Resources Inc. that (i) the information in this report is material or complete or (ii) investors should consider this information before making an investment decision with respect to any security of Reliant Resources, Inc. or any of its affiliates.

A copy of this report has been made available on Reliant Resources, Inc.'s web site found at www.reliantresources.com in the investor relations section.


         STATEMENT ON PURPOSE AND UTILITY OF NON-GAAP FINANCIAL MEASURES


Regulation G, "Conditions for Use of Non-GAAP Financial Measures," and other provisions of the Securities Exchange Act of 1934 define and prescribe the conditions for use of certain non-GAAP (GAAP is defined as "accounting principles generally accepted in the United States") financial information. We believe that certain of our financial measures, which meet the definition of a non-GAAP financial measure, are important supplemental information to investors.

We use these non-GAAP financial measures for internal managerial purposes, when publicly providing guidance on possible future results, and as a means to evaluate period-to-period comparisons. These non-GAAP financial measures are used in addition to and in conjunction with results presented in accordance with GAAP. These non-GAAP financial measures should be viewed as supplementing the GAAP financial measures. These non-GAAP financial measures reflect an additional way of viewing aspects of our operations that, when viewed with our GAAP results and the accompanying reconciliations to corresponding GAAP financial measures, provide a more complete understanding of factors and trends affecting our business. Management strongly encourages investors to review our financial statements and publicly filed reports in their entirety and to not rely on any single financial measure.

The terms earnings (loss) before interest and taxes (EBIT), adjusted EBIT, earnings (loss) before interest, taxes, depreciation and amortization (EBITDA), adjusted EBITDA and "adjusted (loss) income from continuing operations" are used in Exhibit 99.1. Adjusted EBIT excludes the following special items: (i) California-related reserves for refund obligations, credit reserves and interest, (ii) CFTC and FERC settlements, (iii) our goodwill impairment, (iv) turbine impairments, (v) elimination of net mark-to-market losses recorded in 2002 related to volumes to be delivered in future periods, (vi) volume delivered but gains which were recorded in previous periods due to change in accounting rule EITF No. 02-03, (vii) our accrual for payment to CenterPoint Energy, Inc.,
(viii) impairment of venture capital investments and (ix) non-cash pension and post-retirement benefit accounting settlement. The company's management believes that EBIT, adjusted EBIT, EBITDA, adjusted EBITDA and "adjusted (loss) income from continuing operations," as described in the company's earnings release, provides a more meaningful representation of the company's performance for purposes of communicating with analysts and investors about earnings outlook and results. EBIT is the primary measurement used by our management to evaluate segment performance. In addition, we believe EBITDA is commonly used by investors to evaluate performance of companies, particularly fixed income investors.

EBIT, adjusted EBIT, EBITDA, adjusted EBITDA and "adjusted (loss) income from continuing operations" are not defined under GAAP, and should not be considered in isolation or as a substitute for a measure of performance prepared in accordance with GAAP and are not indicative of operating income (loss) from operations as determined under GAAP. Items excluded from EBIT, adjusted EBIT, EBITDA, adjusted EBITDA and "adjusted (loss) income from continuing operations" are significant components in understanding and assessing our financial performance. Additionally, our computation of EBIT, adjusted EBIT, EBITDA, adjusted EBITDA and "adjusted (loss) income from continuing operations" may not be comparable to other similarly titled measures computed by other companies, because all companies do not calculate them in the same fashion.

Because non-GAAP financial measures are not standardized, it may not be possible to compare these financial measures with other companies' non-GAAP financial measures having the same or similar names.

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           CAUTIONARY STATEMENTS REGARDING FORWARD-LOOKING INFORMATION

This report and the exhibits attached hereto contain "forward-looking statements." Forward-looking statements are statements that contain projections about our revenues, income, earnings and other financial items, our plans and objectives for the future, future economic performance, or other projections or estimates about our assumptions relating to these types of statements. These statements usually relate to future events and anticipated revenues, earnings, business strategies, competitive position or other aspects of our operations or operating results. In many cases you can identify forward-looking statements by terminology such as "anticipate," "estimate," "believe," "continue," "could," "intend," "may," "plan," "potential," "predict," "should," "will," "expect," "objective," "projection," "forecast," "goal," "guidance," "outlook", "effort", "target" and other similar words. However, the absence of these words does not mean that the statements are not forward-looking. We have based our forward-looking statements on management's beliefs and assumptions based on information available to management at the time the statements are made. Actual results may differ materially from those expressed or implied by forward-looking statements as a result of many factors or events, including legislative and regulatory developments, the outcome of pending lawsuits, governmental proceedings and investigations, the effects of competition, financial market conditions, access to capital, the timing and extent of changes in commodity prices and interest rates, weather conditions, changes in our business plan and other factors we discuss in our other filings with the Securities and Exchange Commission. Each forward-looking statement speaks only as of the date of the particular statement, and we undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

In addition to the matters described in this report and the exhibits attached hereto, the following are some of the factors that could cause actual results to differ materially from those expressed or implied in our forward-looking statements:

     o Changes in laws and regulations, including deregulation, re-regulation and restructuring of the electric utility industry, changes in or application of environmental and other laws and regulations to which we are subject, and changes in or application of laws or regulations applicable to other aspects of our business, such as hedging activities;

     o The outcome of pending lawsuits, governmental proceedings and investigations;

     o The effects of competition, including the extent and timing of the entry of additional competitors in our markets;

     o   Liquidity concerns in our markets;

     o   Our pursuit of potential business strategies;

     o The timing and extent of changes in commodity prices and interest rates;

     o The availability of adequate supplies of fuel, water, and associated transportation necessary to operate our portfolio of generation assets;

     o Weather variations and other natural phenomena, which can affect the demand for power from or our ability to produce power at our generating facilities;


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     o   Financial market conditions and our access to capital, including availability of funds in the capital markets for merchant generation companies;

     o The creditworthiness or bankruptcy or other financial distress of our counterparties;

     o   Actions by rating agencies with respect to us or our competitors;

     o   Acts of terrorism or war;

     o   The availability and price of insurance;

     o   Political, legal, regulatory and economic conditions and developments;

     o The successful operation of deregulating power markets; the reliability of the systems, procedures and other infrastructure necessary to operate our retail electric business, including the systems owned and operated by the independent system operator in ERCOT; and

     o The resolution of the refusal by certain California market participants to pay our receivables balances and the resolution of the refund methodologies.

Each forward-looking statement speaks only as of the date of the particular statement and we undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             RELIANT RESOURCES, INC.
                                                     (Registrant)



Date: February 17, 2004                      By: /s/ Thomas C. Livengood
                                                --------------------------------
                                                Thomas C. Livengood
                                                Vice President and
                                                Controller


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                                  EXHIBIT INDEX


Exhibit
Number          Exhibit Description
-------         -------------------

99.1 Press release issued by Reliant Resources, Inc. on February 17, 2004 announcing the earnings of Reliant Resources, Inc. for the annual period ended December 31, 2003.



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